SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS High Conviction Global Bond Fund
The following changes are effective on or about May 1, 2019:
DWS High Conviction Global Bond Fund is renamed DWS ESG Global Bond Fund. All references in the fund’s Statement of Additional Information to DWS High Conviction Global Bond Fund are superseded with DWS ESG Global Bond Fund.
Please Retain This Supplement for Future Reference

February 13, 2019
SAISTKR-02